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Exhibit 24.1
------------

                           ACT Teleconferencing, Inc.

                                Power of Attorney
                          of Directors and/or Officers


         The undersigned directors and/or officers of ACT Teleconferencing, Inc., a Colorado corporation, does hereby make, constitute and appoint Gerald D. Van Eeckhout and Gavin Thomson, and either of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's names, place and stead, to sign and affix the undersigned's names as such directors and/or officers of said Corporation to an Annual Report on Form 10-KSB or other applicable form, and all amendments, thereto, to be filed by said Corporation in November, 1998 with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with said Commission, granting unto said attorneys-in-fact, and either of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

         IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 11th day of November 1998.



                                     /s/ Ronald J. Bach
                                     -------------------------------------------
                                     Ronald J. Bach

                                     /s/ James F. Seifert
                                     -------------------------------------------
                                     James F. Seifert

                                     /s/ Donald Sturtevant
                                     -------------------------------------------
                                     Donald Sturtevant

                                     /s/ Carolyn R. Van Eeckhout
                                     -------------------------------------------
                                     Carolyn R. Van Eeckhout


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